Exhibit 99.1
Rapid7 Announces Second Quarter 2024 Financial Results

•Annualized recurring revenue (“ARR”) of $816 million, an increase of 9% year-over-year
•Total revenue of $208 million, up 9% year-over-year; Product subscriptions revenue of $200 million, up 10% year-over-year
•GAAP operating income of $7 million; non-GAAP operating income of $39 million
•Net cash provided by operating activities of $33 million; free cash flow of $29 million
Boston, MA – August 6, 2024 – Rapid7, Inc. (Nasdaq: RPD), a leader in extended risk and threat detection, today announced its financial results for the second quarter of 2024.
“Rapid7 delivered solid second quarter results in line with our expectations, growing ARR by 9% year-over-year to $816 million, and continuing to innovate to bring customers the strongest security operations data platform,” said Corey Thomas, Chairman and CEO of Rapid7. “Yesterday's introduction of the Command Platform is a terrific example of the progress we are making to bring customers comprehensive visibility to risks across their hybrid attack surface. We are laser-focused on supporting customers and this new offering builds on our strategic vision to help customers integrate their critical security data to close security gaps and prevent attacks.”
Second Quarter 2024 Financial Results and Other Metrics

	Three Months Ended June 30,
	2024	2023	% Change
	(dollars in thousands, except for customer data)
Annualized recurring revenue	$815,630	$750,850	9%
Number of customers	11,484	11,287	2%
ARR per customer	$71.0	$66.5	7%
rapid7.com

	Three Months Ended June 30,
	2024	2023	% Change
	(in thousands, except per share data)
Product subscriptions revenue	$200,067	$181,701	10%
Professional services revenue	7,924	8,721	(9%)
Total revenue	$207,991	$190,422	9%

North America revenue	$159,322	$149,683	6%
Rest of world revenue	48,669	40,739	19%
Total revenue	$207,991	$190,422	9%

GAAP gross profit	$147,143	$132,258
GAAP gross margin	71%	69%
Non-GAAP gross profit	$154,281	$140,085
Non-GAAP gross margin	74%	74%

GAAP income (loss) from operations	$6,880	$(51,659)
GAAP operating margin	3%	(27)%
Non-GAAP income from operations	$39,276	$12,957
Non-GAAP operating margin	19%	7%

GAAP net income (loss)	$8,195	$(66,782)
GAAP net income (loss) per share, basic	$0.13	$(1.10)
GAAP net income (loss) per share, diluted	$0.11	$(1.10)
Non-GAAP net income	$41,646	$11,520
Non-GAAP net income per share:
Basic	$0.67	$0.19
Diluted	$0.58	$0.18

Adjusted EBITDA	$45,438	$19,096

Net cash provided by operating activities	$32,858	$31,305
Free cash flow	$29,205	$25,581
For additional details on the reconciliation of non-GAAP measures and certain other business metrics to their nearest comparable GAAP measures, please refer to the accompanying financial data tables included in this press release.
Recent Business Highlights

•In July, Rapid7 acquired cyber asset attack surface management company, Noetic Cyber, to extend Rapid7’s security operations platform by unlocking more accessible and accurate asset inventory to provide customers more comprehensive visibility to their attack surface.
•In June, Rapid7 announced the incorporation of large-language models into the Rapid7 AI Engine that powers its Managed Detection and Response services, allowing the company’s security operations center to accelerate discovery, detection, investigation, response, and reporting for better customer outcomes.
•In June, Rapid7 was recognized as Best SIEM solution at the SC Awards Europe 2024. “Rapid7 offers an impressive solution that streamlines detection and response through precise alerting, detailed investigations, and actionable automation capabilities with InsightIDR,” commented one of the judges upon reviewing Rapid7’s entry.
•In June, Rapid7 announced its collaboration with Comcast Business in support of the recently announced Comcast Business Managed Detection and Response (MDR) solution. The solution leverages Rapid7’s security analytics platform
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and expertise to help small, medium, and large enterprise customers better manage an ever-evolving and challenging cyber threat landscape.
•In May, Rapid7 released its 2024 Attack Intelligence Report Examining High-Impact Attacks and Vulnerability Data Trends. The report provides expert insights and guidance that security practitioners can use to better understand and anticipate modern cyber threats.
Third Quarter and Full-Year 2024 Guidance

Rapid7 anticipates annualized recurring revenue, revenue, non-GAAP income from operations, non-GAAP net income per share and free cash flow to be in the following ranges:

	Third Quarter 2024			Full-Year 2024
	(in millions, except per share data)
Annualized recurring revenue				$850	to	$860
Year-over-year growth				6%	to	7%
Revenue	$209	to	$211	$833	to	$837
Year-over-year growth	5%	to	6%	7%	to	8%
Non-GAAP income from operations	$36	to	$38	$152	to	$156
Non-GAAP net income per share	$0.50	to	$0.53	$2.15	to	$2.20
Weighted average shares outstanding	74.9			74.7
Free cash flow				$150	to	$160
The guidance provided above is forward-looking in nature. Actual results may differ materially. See the cautionary note regarding “Forward-Looking Statements” below. Guidance for the third quarter and full-year 2024 does not include any potential impact of foreign exchange gains or losses. The guidance provided above is based on a number of assumptions, estimates and expectations as of the date of this press release and, while presented with numerical specificity, this guidance is inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond Rapid7's control and are based upon specific assumptions with respect to future business decisions or economic conditions, some of which may change. Rapid7 undertakes no obligation to update guidance after this date.
Non-GAAP guidance excludes estimates for stock-based compensation expense, amortization of acquired intangible assets, amortization of debt issuance costs, and certain other items. Rapid7 has provided a reconciliation of each non-GAAP guidance measure to the most comparable GAAP measures in the financial statement tables included in this press release. The reconciliation does not reflect any items that are unknown at this time, including, but not limited to, non-ordinary course litigation-related expenses, which we are not able to predict without unreasonable effort due to their inherent uncertainty.
Conference Call and Webcast Information
Rapid7 will host a conference call today, August 6, 2024, to discuss its results at 4:30 p.m. Eastern Time. The call will be accessible by telephone at 888-330-2384 (domestic) or +1 240-789-2701 (international) with the event code 8484206. The call will also be available live via webcast on Rapid7's website at https://investors.rapid7.com. A webcast replay of the conference call will be available at https://investors.rapid7.com.
About Rapid7
Rapid7 (Nasdaq: RPD) is on a mission to create a safer digital world by making cybersecurity simpler and more accessible. We empower security professionals to manage a modern attack surface through our best-in-class technology, leading-edge research, and broad, strategic expertise. Rapid7’s comprehensive security solutions help more than 11,000 global customers unite cloud risk management and threat detection to reduce attack surfaces and eliminate threats with speed and precision. For more information, visit our website, check out our blog, or follow us on LinkedIn or Twitter.
Non-GAAP Financial Measures and Other Metrics
To supplement our consolidated financial statements, which are prepared and presented in accordance with generally accepted accounting principles in the United States (“GAAP”), we provide investors with certain non-GAAP financial measures and other metrics, which we believe are helpful to our investors. We use these non-GAAP financial measures and other metrics for financial and operational decision-making purposes and as a means to evaluate period-to-period comparisons. We also use certain non-GAAP financial measures as performance measures under our executive bonus plan. We believe that these non-GAAP financial measures and other metrics provide useful information about our operating results, enhance the overall
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understanding of past financial performance and future prospects and allow for greater transparency with respect to metrics used by our management in its financial and operational decision-making.
While our non-GAAP financial measures are an important tool for financial and operational decision-making and for evaluating our own operating results over different periods of time, you should review the reconciliation of our non-GAAP financial measures to the comparable GAAP financial measures included below, and not rely on any single financial measure to evaluate our business.
Non-GAAP Financial Measures
We disclose the following non-GAAP financial measures: non-GAAP gross profit, non-GAAP income from operations, non-GAAP net income, non-GAAP net income per share, adjusted EBITDA and free cash flow. We also disclose non-GAAP gross margin and non-GAAP operating margin derived from these financial measures.
We define non-GAAP gross profit, non-GAAP income from operations, non-GAAP net income and non-GAAP net income per share as the respective GAAP balances excluding the effect of stock-based compensation expense, amortization of acquired intangible assets, amortization of debt issuance costs and certain other items such as acquisition-related expenses, impairment of long-lived assets, change in the fair value of derivative assets, restructuring expense and discrete tax items. Non-GAAP net income per basic and diluted share is calculated as non-GAAP net income divided by the weighted average shares used to compute net income per share, with the number of weighted average shares decreased, when applicable, to reflect the anti-dilutive impact of the capped call transactions entered into in connection with our convertible senior notes.
We believe these non-GAAP financial measures are useful to investors in assessing our operating performance due to the following factors:
Stock-based compensation expense. We exclude stock-based compensation expense because of varying available valuation methodologies, subjective assumptions and the variety of equity instruments that can impact our non-cash expense. We believe that providing non-GAAP financial measures that exclude stock-based compensation expense allows for more meaningful comparisons between our operating results from period to period.
Amortization of acquired intangible assets. We believe that excluding the impact of amortization of acquired intangible assets allows for more meaningful comparisons between operating results from period to period as the intangible assets are valued at the time of acquisition and are amortized over several years after the acquisition.
Acquisition-related expenses. We exclude acquisition-related expenses as costs that are unrelated to the current operations and are neither comparable to the prior period nor predictive of future results.
Amortization of debt issuance costs. The expense for the amortization of debt issuance costs related to our convertible senior notes and revolving credit facility is a non-cash item, and we believe the exclusion of this interest expense provides a more useful comparison of our operational performance in different periods.
Change in fair value of derivative assets. The change in fair value of derivative assets related to our capped calls settlement is a non-cash item and we believe the exclusion of this other income (expense) provides a more useful comparison of our operational performance in different periods.
Impairment of long-lived assets. Impairment of long-lived assets consists of impairment charges allocated to the carrying amount of certain operating right-of-use assets and the associated leasehold improvements when the carrying amounts exceed their respective fair values and we believe the exclusion of the impairment charges provides a more useful comparison of our operational performance in different periods.
Restructuring expense. We exclude non-ordinary course restructuring expenses related to our restructuring plan we announced in August 2023, which was concluded in the three months ended March 31, 2024, because we do not believe these charges are indicative of our core operating performance and we believe the exclusion of the restructuring expenses provides a more useful comparison of our performance in different periods.
Discrete tax items. We exclude certain discrete tax items such as income tax expenses or benefits that are not related to ongoing business operations in the current year and adjustments to uncertain tax position reserves as these charges are not indicative of our ongoing operating results, and they are not considered when we are forecasting our future results.
Anti-dilutive impact of capped call transaction. Our capped calls transactions are intended to offset potential dilution from the conversion features in our convertible senior notes. Although we cannot reflect the anti-dilutive impact of the capped call transactions under GAAP, we do reflect the anti-dilutive impact of the capped call transactions in non-GAAP net income (loss) per diluted share, when applicable, to provide investors with useful information in evaluating our financial performance on a per share basis.
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Adjusted EBITDA. Adjusted EBITDA is a non-GAAP measure that we define as net income before (1) interest income, (2) interest expense, (3) other (income) expense, net, (4) provision for income taxes, (5) depreciation expense, (6) amortization of intangible assets, (7) stock-based compensation expense, (8) acquisition-related expenses, (9) impairment of long-lived assets and (10) restructuring expense. We believe that the use of adjusted EBITDA is useful to investors and other users of our financial statements in evaluating our operating performance because it provides them with an additional tool to compare business performance across companies and across periods.
Free Cash Flow. Free cash flow is a non-GAAP measure that we define as cash provided by operating activities less purchases of property and equipment and capitalization of internal-use software costs. We consider free cash flow to be a liquidity measure that provides useful information to management and investors about the amount of cash generated by the business after necessary capital expenditures.
Our non-GAAP financial measures may not provide information that is directly comparable to that provided by other companies in our industry, as other companies in our industry may calculate non-GAAP financial results differently, particularly related to non-recurring, unusual items. In addition, there are limitations in using non-GAAP financial measures because the non-GAAP financial measures are not prepared in accordance with GAAP, may be different from non-GAAP financial measures used by other companies and exclude expenses that may have a material impact upon our reported financial results. Further, stock-based compensation expense has been and will continue to be for the foreseeable future a significant recurring expense in our business and an important part of the compensation provided to our employees.
Other Metrics
Annualized Recurring Revenue (“ARR”). ARR is defined as the annual value of all recurring revenue related contracts in place at the end of the period. ARR should be viewed independently of revenue and deferred revenue as ARR is an operating metric and is not intended to be combined with or replace these items. ARR is not a forecast of future revenue, which can be impacted by contract start and end dates and renewal rates, and does not include revenue reported as professional services revenue in our consolidated statement of operations.
Number of Customers. We define a customer as any entity that has an active Rapid7 recurring revenue contract as of the specified measurement date, excluding InsightOps and Logentries only customers with a contract value less than $2,400 per year.
ARR per Customer. We define ARR per customer as ARR divided by the number of customers at the end of the period.
Cautionary Language Concerning Forward-Looking Statements
This press release includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, the statements regarding our financial guidance for the third quarter and full-year 2024, the assumptions underlying such guidance, our strategic plans and their impact on shareholder value, the benefits of the Noetic Cyber acquisition and the benefits of the integration of large-language models into our Managed Detection and Response services. Our use of the words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “will” and similar expressions are intended to identify forward-looking statements. The events described in our forward-looking statements are subject to a number of risks and uncertainties, assumptions and other factors that could cause actual results and the timing of certain events to differ materially from future results expressed or implied by the forward-looking statements. Risks that could cause or contribute to such differences include, but are not limited to, growing macroeconomic uncertainty, unstable market and economic conditions, fluctuations in our quarterly results, our ability to successfully grow our sales of our cloud-based solutions, including through the shift to a consolidated platform sales approach, effectiveness of our restructuring plan, failure to meet our publicly announced guidance or other expectations about our business, our ability to sustain our revenue growth rate, the ability of our products and professional services to correctly detect vulnerabilities, renewal of our customer's subscriptions, competition in the markets in which we operate, market growth, our ability to innovate and manage our growth, our sales cycles, our ability to integrate acquired companies, actions by activist stockholders, exposure to greater than anticipated tax liabilities, and our ability to operate in compliance with applicable laws as well as other risks and uncertainties that could affect our business and results described in our filings with the Securities and Exchange Commission (the “SEC”), including our most recent Annual Report on Form 10-K filed with the SEC on February 26, 2024, particularly in the section entitled "Item 1.A Risk Factors," and in the subsequent reports that we file with the SEC. Moreover, we operate in a very competitive and rapidly changing environment. New risks emerge from time to time. It is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those expressed in any forward-looking statements we may make. Except as required by law, we undertake no obligation to update any forward-looking statements to reflect events or circumstances after the date of such statements. You should, therefore, not rely on these forward-looking statements as representing our views as of any date subsequent to the date of this press release.

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Investor contact:
Elizabeth Chwalk
Senior Director, Investor Relations
investors@rapid7.com
(617) 865-4277

Press contact:
Kelly Crummey
Corporate Communications
press@rapid7.com
(617) 921-8089

rapid7.com

RAPID7, INC.
Condensed Consolidated Balance Sheets (Unaudited)
(in thousands)

	June 30, 2024	December 31, 2023
Assets
Current assets:
Cash and cash equivalents	$236,975	$213,629
Short-term investments	205,671	169,544
Accounts receivable, net	143,671	164,862
Deferred contract acquisition and fulfillment costs, current portion	48,880	45,008
Prepaid expenses and other current assets	39,194	41,407
Total current assets	674,391	634,450
Long-term investments	51,434	56,171
Property and equipment, net	34,884	39,642
Operating lease right-of-use assets	50,645	54,693
Deferred contract acquisition and fulfillment costs, non-current portion	74,693	76,601
Goodwill	536,351	536,351
Intangible assets, net	84,019	94,546
Other assets	20,176	12,894
Total assets	$1,526,593	$1,505,348
Liabilities and Stockholders’ Deficit
Current liabilities:
Accounts payable	$12,820	$15,812
Accrued expenses and other current liabilities	67,242	85,025
Convertible senior notes, current portion, net	45,737	—
Operating lease liabilities, current portion	15,592	13,452
Deferred revenue, current portion	437,222	455,503
Total current liabilities	578,613	569,792
Convertible senior notes, non-current portion, net	886,272	929,996
Operating lease liabilities, non-current portion	73,425	81,130
Deferred revenue, non-current portion	27,512	32,577
Other long-term liabilities	13,691	10,032
Total liabilities	1,579,513	1,623,527
Stockholders’ deficit:
Common stock	627	617
Treasury stock	(4,765)	(4,765)
Additional paid-in-capital	951,621	894,630
Accumulated other comprehensive (loss) income	(851)	1,344
Accumulated deficit	(999,552)	(1,010,005)
Total stockholders’ deficit	(52,920)	(118,179)
Total liabilities and stockholders’ deficit	$1,526,593	$1,505,348

RAPID7, INC.
Condensed Consolidated Statements of Operations (Unaudited)
(in thousands, except share and per share data)

	Three Months Ended June 30,		Six Months Ended June 30,
	2024	2023	2024	2023
Revenue:
Product subscriptions	$200,067	$181,701	$396,985	$355,473
Professional services	7,924	8,721	16,107	18,123
Total revenue	207,991	190,422	413,092	373,596
Cost of revenue:
Product subscriptions	54,982	51,148	109,637	99,336
Professional services	5,866	7,016	12,114	14,827
Total cost of revenue	60,848	58,164	121,751	114,163
Total gross profit	147,143	132,258	291,341	259,433
Operating expenses:
Research and development	40,056	50,762	81,046	97,108
Sales and marketing	77,795	83,036	150,600	163,623
General and administrative	22,412	22,888	42,247	47,095
Impairment of long-lived assets	—	27,231	—	27,231
Total operating expenses	140,263	183,917	273,893	335,057
Income (loss) from operations	6,880	(51,659)	17,448	(75,624)
Other income (expense), net:
Interest income	5,221	1,787	9,941	3,455
Interest expense	(2,673)	(2,773)	(5,343)	(5,490)
Other expense, net	(695)	(13,268)	(2,130)	(13,575)
Income (loss) before income taxes	8,733	(65,913)	19,916	(91,234)
Provision for income taxes	538	869	9,463	1,463
Net income (loss)	$8,195	$(66,782)	$10,453	$(92,697)
Net income (loss) per share, basic	$0.13	$(1.10)	$0.17	$(1.54)
Net income (loss) per share, diluted	$0.11	$(1.10)	$0.14	$(1.54)
Weighted-average common shares outstanding, basic	62,496,289	60,470,396	62,201,182	60,180,954
Weighted-average common shares outstanding, diluted	74,250,360	60,470,396	74,135,121	60,180,954

RAPID7, INC.
Condensed Consolidated Statements of Cash Flows (Unaudited)
(in thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
	2024	2023	2024	2023
Cash flows from operating activities:
Net income (loss)	$8,195	$(66,782)	$10,453	$(92,697)
Adjustments to reconcile net income (loss) to cash provided by operating activities:
Depreciation and amortization	10,871	11,829	22,219	22,879
Amortization of debt issuance costs	1,055	1,026	2,108	2,020
Stock-based compensation expense	27,409	31,695	52,302	61,068
Impairment of long-lived assets	—	27,231	—	27,231
Change in fair value of derivatives	—	12,660	—	12,660
Deferred income taxes	—	—	1,840	—
Other	(1,149)	3,428	(1,352)	4,423
Change in operating assets and liabilities:
Accounts receivable	(19,539)	(20,695)	19,990	15,110
Deferred contract acquisition and fulfillment costs	(1,285)	(3,723)	(1,964)	(5,963)
Prepaid expenses and other assets	1,653	6,967	430	1,400
Accounts payable	1,169	1,462	(3,021)	(1,282)
Accrued expenses	6,499	11,983	(18,391)	(11,968)
Deferred revenue	(2,160)	13,845	(23,346)	1,783
Other liabilities	140	379	2,660	483
Net cash provided by operating activities	32,858	31,305	63,928	37,147
Cash flows from investing activities:
Business acquisition, net of cash acquired	—	(808)	—	(34,841)
Purchases of property and equipment	(280)	(1,419)	(900)	(3,704)
Capitalization of internal-use software costs	(3,373)	(4,305)	(6,289)	(9,081)
Purchases of investments	(64,808)	(75,374)	(157,966)	(80,257)
Sales/maturities of investments	75,000	29,900	130,000	65,700
Other investing activities	360	—	360	—
Net cash provided by (used in) investing activities	6,899	(52,006)	(34,795)	(62,183)
Cash flows from financing activities:
Payments related to business acquisitions	—	—	—	(2,250)
Taxes paid related to net share settlement of equity awards	(1,325)	(1,324)	(3,089)	(2,591)
Proceeds from employee stock purchase plan	—	—	5,046	6,174
Proceeds from stock option exercises	324	2,501	1,404	2,682
Net cash (used in) provided by financing activities	(1,001)	1,177	3,361	4,015
Effects of exchange rates on cash, cash equivalents and restricted cash	(583)	(304)	(2,076)	(337)
Net increase (decrease) in cash, cash equivalents and restricted cash	38,173	(19,828)	30,418	(21,358)
Cash, cash equivalents and restricted cash, beginning of period	206,375	206,274	214,130	207,804
Cash, cash equivalents and restricted cash, end of period	$244,548	$186,446	$244,548	$186,446
Supplemental cash flow information:
Cash paid for interest on convertible senior notes	$517	$3,337	$3,215	$750
Cash paid for income taxes, net of refunds	$3,153	$1,221	$5,505	$166
Reconciliation of cash, cash equivalents and restricted cash:
Cash and cash equivalents	$236,975	$185,929	$236,975	$185,929
Restricted cash included in other assets and prepaid expenses and other current assets	7,573	517	7,573	517
Total cash, cash equivalents and restricted cash	$244,548	$186,446	$244,548	$186,446

RAPID7, INC.
GAAP to Non-GAAP Reconciliation (Unaudited)
(in thousands, except share and per share data)

	Three Months Ended June 30,		Six Months Ended June 30,
	2024	2023	2024	2023
GAAP gross profit	$147,143	$132,258	$291,341	$259,433
Add: Stock-based compensation expense[1]	3,126	2,984	5,706	5,821
Add: Amortization of acquired intangible assets[2]	4,012	4,843	8,329	9,218
Non-GAAP gross profit	$154,281	$140,085	$305,376	$274,472
Non-GAAP gross margin	74.2%	73.6%	73.9%	73.5%

GAAP gross profit - Product subscriptions	$145,085	$130,553	$287,348	$256,137
Add: Stock-based compensation expense	2,677	2,269	4,896	4,392
Add: Amortization of acquired intangible assets	4,012	4,843	8,329	9,218
Non-GAAP gross profit - Product subscriptions	$151,774	$137,665	$300,573	$269,747
Non-GAAP gross margin - Product subscriptions	75.9%	75.8%	75.7%	75.9%

GAAP gross profit - Professional services	$2,058	$1,705	$3,993	$3,296
Add: Stock-based compensation expense	449	715	810	1,429
Non-GAAP gross profit - Professional services	$2,507	$2,420	$4,803	$4,725
Non-GAAP gross margin - Professional services	31.6%	27.7%	29.8%	26.1%

GAAP income (loss) from operations	$6,880	$(51,659)	$17,448	$(75,624)
Add: Stock-based compensation expense[1]	27,409	31,695	52,302	61,068
Add: Amortization of acquired intangible assets[2]	4,709	5,690	9,723	10,912
Add: Acquisition-related expenses[3]	278	—	278	363
Add: Restructuring expense[4]	—	—	(190)	—
Add: Impairment of long-lived assets	—	27,231	—	27,231
Non-GAAP income from operations	$39,276	$12,957	$79,561	$23,950

GAAP net income (loss)	$8,195	$(66,782)	$10,453	$(92,697)
Add: Stock-based compensation expense[1]	27,409	31,695	52,302	61,068
Add: Amortization of acquired intangible assets[2]	4,709	5,690	9,723	10,912
Add: Acquisition-related expenses[3]	278	—	278	363
Add: Amortization of debt issuance costs	1,055	1,026	2,108	2,020
Add: Restructuring expense[4]	—	—	(190)	—
Add: Discrete tax items[5]	—	—	6,360	—
Add: Change in fair value of derivative assets	—	12,660	—	12,660
Add: Impairment of long-lived assets	—	27,231	—	27,231
Non-GAAP net income	$41,646	$11,520	$81,034	$21,557
Add: Interest expense of convertible senior notes[6]	1,571	375	3,142	750
Numerator for non-GAAP earnings per share calculation	$43,217	$11,895	$84,176	$22,307

Weighted average shares used in GAAP earnings per share calculation, basic	62,496,289	60,470,396	62,201,182	60,180,954
Dilutive effect of convertible senior notes[6]	11,183,611	5,803,831	11,183,611	5,803,831
Dilutive effect of employee equity incentive plans[7]	570,460	957,278	750,328	1,292,686

Weighted average shares used in non-GAAP earnings per share calculation, diluted	74,250,360	67,231,505	74,135,121	67,277,471

Non-GAAP net income per share:
Basic	$0.67	$0.19	$1.30	$0.36
Diluted	$0.58	$0.18	$1.14	$0.33

[1] Includes stock-based compensation expense as follows:
Cost of revenue	$3,126	$2,984	$5,706	$5,821
Research and development	8,597	11,634	16,163	22,139
Sales and marketing	7,512	8,138	14,359	15,981
General and administrative	8,174	8,939	16,074	17,127

[2] Includes amortization of acquired intangible assets as follows:
Cost of revenue	$4,012	$4,843	$8,329	$9,218
Sales and marketing	652	652	1,304	1,304
General and administrative	45	195	90	390

[3] Includes acquisition-related expenses as follows:
General and administrative	$278	$—	$278	$363

[4] For the six months ended June 30, 2024, restructuring expense was recorded within general and administrative expense in our condensed consolidated statement of operations.

[5] Includes discrete tax items as follows:
Provision for income taxes	$—	$—	$6,360	$—

6 We use the if-converted method to compute diluted earnings per share with respect to our convertible senior notes. There was no add-back of interest expense or additional dilutive shares related to the convertible senior notes where the effect was anti-dilutive. On an if-converted basis, for the three and six months ended June 30, 2024, the 2025 Notes, the 2027 Notes and the 2029 Notes were dilutive. On an if-converted basis, for the three and six months ended June 30, 2023, the 2027 Notes were dilutive and the 2025 Notes were anti-dilutive.

7 We use the treasury method to compute the dilutive effect of employee equity incentive plan awards.

RAPID7, INC.
Reconciliation of Net Income (Loss) to Adjusted EBITDA (Unaudited)
(in thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
	2024	2023	2024	2023
GAAP net income (loss)	$8,195	$(66,782)	$10,453	$(92,697)
Interest income	(5,221)	(1,787)	(9,941)	(3,455)
Interest expense	2,673	2,773	5,343	5,490
Other expense, net	695	13,268	2,130	13,575
Provision for income taxes	538	869	9,463	1,463
Depreciation expense	2,775	3,749	5,683	7,586
Amortization of intangible assets	8,096	8,080	16,536	15,293
Stock-based compensation expense	27,409	31,695	52,302	61,068
Acquisition-related expenses	278	—	278	363
Impairment of long-lived assets	—	27,231	—	27,231
Restructuring expense(1)	—	—	(190)	—
Adjusted EBITDA	$45,438	$19,096	$92,057	$35,917
(1) For the six months ended June 30, 2024, restructuring expense was recorded within general and administrative expense in our condensed consolidated statement of operations.

RAPID7, INC.
Reconciliation of Net Cash Provided by Operating Activities to Free Cash Flow (Unaudited)
(in thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
	2024	2023	2024	2023
Net cash provided by operating activities	$32,858	$31,305	$63,928	$37,147
Less: Purchases of property and equipment	(280)	(1,419)	(900)	(3,704)
Less: Capitalized internal-use software costs	(3,373)	(4,305)	(6,289)	(9,081)
Free cash flow	$29,205	$25,581	$56,739	$24,362

Third Quarter and Full-Year 2024 Guidance
GAAP to Non-GAAP Reconciliation
(in millions, except per share data)

	Third Quarter 2024			Full-Year 2024
Reconciliation of GAAP income from operations to non-GAAP income from operations:
Anticipated GAAP income from operations	$4.0	to	$6.0	$22.9	to	$30.9
Add: Anticipated stock-based compensation expense	27.0	to	27.0	108.0	to	108.0
Add: Anticipated amortization of acquired intangible assets	5.0	to	5.0	19.0	to	19.0
Add: Anticipated acquisition-related expense	—	to	—	0.3	to	0.3
Add: Anticipated restructuring expense	—	to	—	(0.2)	to	(0.2)
Anticipated non-GAAP income from operations	$36.0	to	$38.0	$150.0	to	$158.0

Reconciliation of GAAP net income to non-GAAP net income:
Anticipated GAAP net income	$2.9	to	$4.9	$16.5	to	$20.5
Add: Anticipated stock-based compensation expense	27.0	to	27.0	108.0	to	108.0
Add: Anticipated amortization of acquired intangible assets	5.0	to	5.0	19.0	to	19.0
Add: Anticipated acquisition-related expense	—	to	—	0.3	to	0.3
Add: Anticipated amortization of debt issuance costs	1.0	to	1.0	4.0	to	4.0
Add: Anticipated restructuring expense	—	to	—	(0.2)	to	(0.2)
Add: Anticipated discrete tax items	—	to	—	6.4	to	6.4
Anticipated non-GAAP net income	$35.9	to	$37.9	$154.0	to	$158.0
Add: Anticipated interest expense on convertible senior notes	1.6	to	1.6	6.3	to	6.3
Numerator for non-GAAP earnings per share calculation	$37.5	to	$39.5	$160.3	to	$164.3

Anticipated GAAP net income per share, diluted	$0.04		$0.07	$0.22		$0.27
Anticipated non-GAAP net income per share, diluted	$0.50		$0.53	$2.15		$2.20

Weighted average shares used in earnings per share calculation, diluted	74.9			74.7
The reconciliation does not reflect any items that are unknown at this time, including, but not limited to, non-ordinary course litigation-related expenses, which we are not able to predict without unreasonable effort due to their inherent uncertainty. As a result, the estimates shown for Anticipated GAAP income from operations, Anticipated GAAP net income and Anticipated GAAP net income per share are expected to change.

	Full-Year 2024
Reconciliation of net cash provided by operating activities to free cash flow:
Anticipated net cash provided by operating activities	$169	to	$179
Less: Anticipated purchases of property and equipment	(5)	to	(5)
Less: Anticipated capitalized internal-use software costs	(14)	to	(14)
Anticipated free cash flow	$150	to	$160